Exhibit 4.4

CLASS A COMMON STOCK		CLASS A COMMON STOCK

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
NUMBER	DynCorp	SHARES

THIS CERTIFICATE IS TRANSFERABLE IN CRANFORD, NJ AND NEW YORK, NY	DYNCORP INTERNATIONAL INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 26817C 101

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

DYNCORP INTERNATIONAL INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

DATED:

/s/ H. Montgomery Hougen	DynCorp International Inc. CORPORATE SEAL 2004 DELAWARE X	/s/ Stephen J. Cannon
SECRETARY		PRESIDENT

Countersigned and Registered:
REGISTRAR AND TRANSFER COMPANY
THE BANK OF NEW YORK Transfer Agent and Registrar

By
Authorized Signature

DYNCORP INTERNATIONAL INC.

The Corporation will furnish without charge to each shareholder who so requests a full statement of the designation, relative rights, preferences and limitations of each class of stock of this Corporation authorized to be issued; the designation, relative rights, preferences, and limitations of each series thereof so far as the same have been prescribed; and the authority of the Board of Directors of this Corporation to designate and prescribe the relative rights, preferences and limitations of other series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                         shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                          Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:                      20

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS OR CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.